UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2013

HYBRID COATING TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53459	20-3551488
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

950 John Daly blvd, Suite 260, Daly City, CA 94015	94015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 491-3449

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 28, 2013, Hybrid Coating Technologies Inc. (the “Company”), through its wholly owned subsidiary Nanotech Industries International Inc., and Nanotech Industries Inc. (“NTI”). entered into a Third Amendment to the Licensing Agreement (“Third Amendment Agreement”) previously entered into by and between the Parties on July 12, 2010 and amended on March 17, 2011 and on July 7, 2011. The Licensing Agreement was previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on August 30, 2010, the Amendment to the Licensing Agreement was filed on March 21, 2011 and the Second Amendment to the Licensing Agreement was filed on July 7, 2011. The Third Amendment to the Licensing Agreement is intended to modify the Licensing Agreement as follows and no other changes are being made by means of this filing:

     1. Pursuant to the terms of the Third Amendment Agreement, NTI granted the Company an extension of thirty-six months on the Exclusivity Period (as defined in the Licensing Agreement), which has been extended to July 12, 2016 (“Extended Exclusivity Period”).

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

ITEM 3.03. MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

On June 28, 2013, the board of directors of Hybrid Coating Technologies Inc. (the “Company”), authorized the extension of the expiration date of the common stock purchase warrants described below to 5:00 PM EST on February 28, 2018. This extension of the expiration date will apply to the following: (i) the 533,336 series A warrants issued to a third party pursuant to a securities purchase agreement entered into on August 16, 2010; (ii) the 750,000 stock purchase issued to a consultant on July 14, 2010; and (iii) the 50,000 stock purchase warrants issued pursuant to a loan agreement on November 29, 2012. As well the board of directors of the Company authorized to change the exercise price of the 533,336 series A warrants to $0.39.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit	Description
No.

10.1	Third Amendment to the Licensing Agreement, dated June 19, 2013
10.2	Licensing Agreement dated July 12, 2010 (1)
10.3	Amendment to the Licensing Agreement, dated March 17, 2011 (2)
10.4	Second Amendment to the Licensing Agreement, dated July 7, 2011 (3)

Note

(1)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on August 30, 2010.
(2)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on March 21, 2011.
(2)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on July 8, 2011.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28 , 2013	HYBRID COATING TECHNOLOGIES INC.

By:/s/:Joseph Kristul
Joseph Kristul
President and Chief Executive Officer